Derivative	12 Months Ended
Dec. 31, 2011
DERIVATIVE [Abstract]
DERIVATIVE

22. DERIVATIVE

In June 2009, Shengqu entered into an arrangement with a bank in China whereby Shengqu obtained a loan of US$102.5 million which was repaid in June 2010. The loan bore interest at 1.35% per annum and was collateralized with a cash deposit of RMB702 million from Shengqu. The interest earned from the RMB cash deposit is 2.25% per annum. In connection with the loan, Shengqu also entered into a foreign currency forward contract with the same bank by fixing the exchange rate of USD to RMB at 6.8445 at the time when it repays the US dollar loan. The Group recorded the foreign currency forward contract as a derivative and marked-to-market at each balance sheet date. The loan is remeasured at each period end to Shengqu's functional currency and is netted off against its RMB cash deposit due to the existence of the legal set off right. On June 30, 2010, the forward contract was executed by releasing of RMB cash deposit to settle the principal and interest on the loan. There was no such transaction during the year ended December 31, 2011.